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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2005


                         THE PEPSI BOTTLING GROUP, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                            1-14893                 13-4038356
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation                    File Number)            Identification No.)

                         ONE PEPSI WAY, SOMERS, NY 10589
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 767-6000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) L. Kevin Cox, Executive Vice President of The Pepsi Bottling Group, Inc. (the "Company"), notified the Company on February 23, 2005 that he had accepted a position outside the Company and will resign from the Company effective as of April 1, 2005.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE PEPSI BOTTLING GROUP, INC.
                                               (Registrant)
Date: February 28, 2005
                                           /s/ Steven M. Rapp
                                      ------------------------------
                                   STEVEN M. RAPP, SENIOR VICE PRESIDENT,
                                        GENERAL COUNSEL AND SECRETARY